UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF RESCHEDULED SPECIAL MEETING OF SERIES IV CLASS B PREFERRED SHAREHOLDERS

TO BE HELD ON JUNE 11, 2010

To the Series IV Class B Preferred Shareholders of Retractable Technologies, Inc.:

NOTICE IS HEREBY GIVEN THAT a Rescheduled Special Meeting of holders of Series IV Class B Convertible Preferred Stock (the “Rescheduled Series IV Class B Meeting”) of Retractable Technologies, Inc., a Texas corporation (the “Company”), which was originally scheduled for September 25, 2009 (the “Initial Special Meeting”) and later scheduled for January 22, 2010 (the “January Meeting”), has been rescheduled and will be held at the Little Elm City Hall, 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 11th day of June, 2010, at 10:00 a.m., Central time for the purpose described below and described in greater detail in the Proxy Statement sent to you on August 14, 2009.  This Rescheduled Series IV Class B Meeting is being held due to lack of quorum at the Initial Special Meeting and January Meeting for Series IV Class B Convertible Preferred Stock.  The purpose of the Rescheduled Series IV Class B Meeting is to approve amendments to the Certificate of Designation, Preferences, Rights and Limitations of the Series IV Class B Convertible Preferred Stock.

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines such repurchase is appropriate.  The proposed amendments to the certificate of designation are necessary in order to effectuate a stock purchase plan while dividends are in arrears.  The amendments authorize the purchase of stock even when payment of past due preferred stock dividends are in arrears, subject to certain financial criteria which must be met by the Company prior to any purchase of shares junior to the Series IV Class B Convertible Preferred Stock. The financial criteria are that: 1) the cash assets of the Company as of its latest reporting period must equal or exceed $40,000,000 or  2) if the cash assets of the Company as of its latest reporting period were less than $40,000,000, the amount of funds utilized to purchase shares within the next quarter cannot exceed 25% of the value of the cash assets as of the previous reporting period.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.  The amendments, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay past due dividends on the Series IV Class B Convertible Preferred Stock.

HOW CAN I PARTICIPATE?

You may vote your shares in any of the following four ways:

Vote in Person

You can vote at the meeting in person.  To obtain directions, please call the Company at (888) 806-2626.

Vote by Internet

To vote now by internet, go to www.proxyvote.com.  Have the 12-digit control number available and follow the instructions.

Vote by Mail

You can vote by mail by filling out your enclosed proxy card and returning it in the postage paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Vote by Phone

You can vote by phone by calling 1-800-690-6903.  Have the 12-digit control number available and follow the instructions.

Your control number is located in a box with an arrow pointing to it on the right side of the enclosed proxy card.

The Company has fixed the close of business on July 27, 2009 as the record date for determining shareholders of Series IV Class B Convertible Preferred Stock entitled to notice of, and to vote at, the Rescheduled

Series IV Class B Meeting and any adjournments thereof.  You are entitled to vote if you hold Series IV Class B Preferred Stock of the Company as of July 27, 2009.  Shareholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares represented by such proxies will be voted at the Rescheduled Series IV Class B Meeting in accordance with the directions given therein. Where no choice is specified by the shareholder, the proxy will be voted “For” the proposal.

You do not need to vote again if you submitted your proxy in advance of the Initial Special Meeting or the January Meeting.  The Company will vote in accordance with the directions given in your earlier submitted proxy at the Rescheduled Series IV Class B Meeting unless you have revoked your proxy.

ADDITIONAL INFORMATION REGARDING THE ENCLOSED PROXY CARD

The enclosed proxy card was drafted prior to the Initial Special Meeting and has not been modified.  Please note that the date, time, and location of the meeting as stated in your proxy card will not be instructive with regard to the date, time, and location of the Rescheduled Series IV Class B Meeting.  Such proxy card allows the Company to vote your shares as you direct at the June 11, 2010 meeting or at any further adjournment.

WHERE CAN I GET MORE INFORMATION?

Further information regarding the proposal to be voted upon at the Rescheduled Series IV Class B Meeting is set forth in the Proxy Statement sent to you August 14, 2009.  Additional copies of the Proxy Statement and accompanying Form 10-K for the period ended December 31, 2008 and Form 10-Q for the period ended June 30, 2009 are available upon request.  Also available upon request is the Company’s Form 10-Q for the period ended September 30, 2009 and Form 10-K for the period ended December 31, 2009.  Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009, (888) 806-2626.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE RESCHEDULED SERIES IV CLASS B MEETING TO BE HELD ON JUNE 11, 2010:

The Proxy Statement, copies of the proxy card, two recent Form 10-K annual reports, and two recent Form 10-Q quarterly reports are available at: www.proxyvote.com.

The list of shareholders of the Company may be examined at the offices of the Company and its registered agent beginning on May 31, 2010 and at the Rescheduled Series IV Class B Meeting.

SERIES IV CLASS B PREFERRED SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE RESCHEDULED SERIES IV CLASS B MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTPAID ENVELOPE (OR OTHERWISE VOTE ON THE PROPOSAL) IF YOU HAVE NOT ALREADY DONE SO. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE RESCHEDULED SERIES IV CLASS B MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

Thomas J. Shaw Chairman, President, and Chief Executive Officer